Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

22.    SUBSEQUENT EVENTS

Disposal of Baidu Mobile Game Business

On January 13, 2017, the Company entered into an agreement with two third-party companies, for the disposition of the Company’s mobile game business for a total purchase price of approximately RMB1.20 billion (US$172.69 million) in cash.

Issuance of Convertible Note

On January 25, 2017, iQiyi issued US$1.53 billion convertible notes (the “iQiyi Notes”) in a private placement, among which US$300.00 million was purchased by the Company and the rest US$1.23 billion was purchased by external investors. The iQiyi Notes bear interest at a coupon rate of 1.5% per annum with a maturity date of January 25, 2018, and can be converted into preferred shares in a qualified financing or at the iQiyi’s election. The proceeds will be used for general working capital purpose.

Share Repurchase Program

In March 2017, the Company started the share repurchase program announced on October 29, 2015. Until March 29, 2017, the Company repurchased 68,761 Class A ordinary shares from the open market at an aggregated purchase price of US$116.49 million. The repurchased shares will be cancelled under Cayman Island law upon repurchase and the difference between the par value and the repurchase price will be debited to retained earnings.